UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 17, 2012

dELiA*s, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51648	20-3397172
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 West 23rd Street, New York, New York 10010

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (212) 590-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On August 20, 2012, dELiA*s, Inc., a Delaware corporation (“we”, “us” or the “Company”), announced its results for the second quarter ended July 28, 2012. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 2.02 by reference.

The information in this Current Report on Form 8-K, including the Exhibit 99.1 hereto, is being furnished to the Securities and Exchange Commission, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference into any filing under the Exchange Act or under the Securities Act of 1933, as amended, except to the extent specifically provided in any such filing.

Item 5.03.	Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.

As contemplated by the Rights Agreement, dated as of December 19, 2005 (the “Rights Agreement”), between the Company and American Stock Transfer & Trust Company, as rights agent, on August 17, 2012 the Company filed with the Secretary of State of the State of Delaware a Certificate of Designation, Preferences and Rights of Series A Junior Participating Preferred Stock (the “Certificate of Designation”).

In December 2005 in connection with the spinoff of the Company by its former parent, Alloy, Inc. (the “Spinoff”), the Company distributed one preferred stock purchase right (each, a “right”; collectively, the “rights”) for each share of the Company’s common stock, $.001 par value per share (the “common stock”), outstanding on December 19, 2005. New rights also accompanied all new shares of common stock we issued after the Spinoff and will accompany all new shares of common stock we will issue in the future until the earlier of the date on which the rights become exercisable as described in the Rights Agreement and the date (if any) on which the rights are redeemed, but in any event not after December 19, 2015. Each of the rights allows its holder to purchase from the Company one one-hundredth of a share of the Series A Junior Participating Preferred Stock for $60.00 per share once the rights become exercisable. The rights are not currently exercisable.

A summary of the rights is set forth in Exhibit C to the Rights Agreement, which we filed as Exhibit 10.23 to our Registration Statement on Form S-1 on May 6, 2006 (Registration No. 333-134184), and is incorporated by reference herein. As contemplated by the Rights Agreement, the Certificate of Designation contains the terms set forth in Exhibit D to the Rights Agreement.

A copy of the Certificate of Designation is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Certificate of Designation, Preferences and Rights of Series A Junior Participating Preferred Stock.

99.1	Press Release of dELiA*s, Inc. dated August 20, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

dELiA*s, Inc.

(Registrant)

Date: August 20, 2012	By:	/s/ David J. Dick
David J. Dick, Senior Vice President, Chief
Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Designation, Preferences and Rights of Series A Junior Participating Preferred Stock.

99.1	Press Release of dELiA*s, Inc. dated August 20, 2012.